Exhibit 10.3

OPTIMER BIOTECHNOLOGY, INC.

FINANCING AGREEMENT

THIS FINANCING AGREEMENT (this “Agreement”) is made and entered into as of October 30, 2009, by and among OPTIMER BIOTECHNOLOGY, INC., a Taiwan corporation (the “Company”), and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached hereto as EXHIBIT A (which persons and entities are hereinafter collectively referred to as “Purchasers” and each individually as a “Purchaser”).

RECITALS

WHEREAS, the Company has authorized the sale and issuance to Purchasers of up to 66,000,000 shares of its Common Stock (the “Shares”) to be sold by the Company pursuant to the terms and conditions of this Agreement (the “Common Stock Sale”);

WHEREAS, Purchasers desire to purchase the Shares on the terms and conditions set forth herein;

WHEREAS, Optimer Pharmaceuticals, Inc. (“Optimer”) and the other Purchasers are concurrently entering into a Stock Purchase Agreement whereby Optimer will sell to the other Purchasers certain shares of the Company currently held by Optimer and the other Purchasers’ commitments under this Agreement are a material inducement for Optimer to sell such shares; and

WHEREAS, the Company desires to issue and sell the Shares to Purchasers on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      AGREEMENT TO SELL AND PURCHASE.

1.1          Authorization of Shares.  The Company has authorized the sale and issuance to Purchasers of the Shares.  The Shares have the rights, preferences, privileges and restrictions set forth in the Company’s charter documents in effect on the date hereof.

1.2          Sale and Purchase.  Subject to the terms and conditions hereof, at the First Closing or the Second Closing, as applicable (each as hereinafter defined, and any such closing referred to herein as a “Closing” and the date on which such Closing takes effect, a “Closing Date”) the Company hereby agrees to issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Company, severally and not jointly, the number of Shares set forth opposite such Purchaser’s name on the Schedule of Purchasers attached hereto as EXHIBIT A under the heading “First Closing Shares” and “Second Closing Shares”, as applicable, at a purchase price of 10 New Taiwan Dollars (NT) per share.

2.                                      CLOSING, DELIVERY AND PAYMENT.

2.1          First Closing.  The first closing of the sale and purchase of the Shares under this Agreement (the “First Closing”) shall take place at 5:00 p.m. Pacific Time on the date hereof, at the offices of Cooley Godward Kronish LLP, 4401 Eastgate Mall, San Diego, CA, 92121 or at such other time or place as the Company and Purchasers may mutually agree (such date is hereinafter referred to as the “First Closing Date”).  On the First Closing Date, subject to the terms and conditions hereof, the Company will deliver to each Purchaser a certificate representing the number of Shares to be purchased at the First Closing by such Purchaser, as set forth on the Schedule of Purchasers, against payment of the purchase price therefor by check or wire transfer made payable to the order of the Company, cancellation or conversion of indebtedness or any combination of the foregoing.  In the event that payment by a Purchaser is made, in whole or in part, by cancellation or conversion of indebtedness, then such Purchaser shall surrender to the Company for cancellation or conversion at the First Closing any evidence of such indebtedness or shall execute an instrument of cancellation or conversion in form and substance acceptable to the Company.

2.2          Second Closing.  If at any time prior to December 31, 2010, the Company’s Board of Directors determines in good faith that the Company has achieved each of the milestones set forth on EXHIBIT B attached hereto, the Company shall provide written notice of such determination to the Purchasers (the “Second Closing Notice”), which notice shall not be delivered prior to June 30, 2010.  The Second Closing Notice shall also set forth a date, which shall be no sooner than 5 business days and no later than 15 business days following the date of the Second Closing Notice, on which the second closing of the sale and purchase of the Shares under this Agreement (the “Second Closing”) shall take place.  Following delivery of the Second Closing Notice, the Second Closing shall take place at 5:00 p.m. Pacific Time at the offices of Cooley Godward Kronish LLP, 4401 Eastgate Mall, San Diego, CA, 92121 on the date set forth in the Second Closing Notice, or at such other time as the Company and the Purchasers holding a majority of the Shares then issued hereunder (the “Majority Purchasers”) may mutually agree (the “Second Closing Date”).  On the Second Closing Date, subject to the terms and conditions hereof, the Company will deliver to each Purchaser a certificate representing the number of Shares to be purchased at the Second Closing by such Purchaser, as set forth on the Schedule of Purchasers, against payment of the purchase price therefor by check or wire transfer made payable to the order of the Company, cancellation or conversion of indebtedness or any combination of the foregoing.  In the event that payment by a Purchaser is made, in whole or in part, by cancellation or conversion of indebtedness, then such Purchaser shall surrender to the Company for cancellation or conversion at the Second Closing any evidence of such indebtedness or shall execute an instrument of cancellation or conversion in form and substance acceptable to the Company.

3.                                      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth on a Schedule of Exceptions delivered by the Company to Purchasers at an applicable Closing, the Company hereby represents and warrants to each Purchaser as of each Closing Date as set forth below.

3.1          Corporate Power.  The Company has all necessary corporate power to execute and deliver this Agreement and to perform all its obligations hereunder.  Upon its execution and delivery, this Agreement will be a valid and binding obligation of the Company, enforceable in accordance with its terms.

3.2          Capitalization.  Immediately prior to the First Closing, there are 34,000,000 shares of the Company’s common stock outstanding.

3.3          No Subsidiaries.  The Company does not own more than 50% of the outstanding capital stock (or other similar equity interests) of any corporation or other entity that owns any material assets.

3.4          Litigation.  There is no material lawsuit or other material legal proceeding that is pending against the Company before any court or other tribunal and that (a) is likely to result in a final judgment adverse to the Company, and (b) is likely to have a material adverse effect on the Company’s business.

3.5          Authorization.  As of the First Closing Date, the execution, delivery and performance of this Agreement on behalf of the Company will have been duly authorized by all necessary action on the part of the Company and its board of directors.

4.                                      REPRESENTATIONS AND WARRANTIES OF PURCHASERS.

Each Purchaser hereby represents and warrants to the Company, severally and not jointly, on each Closing Date as follows (provided that such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

4.1          Power.  Purchaser has all necessary power (corporate or otherwise) to execute and deliver this Agreement and to perform all its obligations hereunder.  Upon its execution and delivery, this Agreement will be a valid and binding obligation of Purchaser, enforceable in accordance with its terms. Purchaser’s financial resources are sufficient to enable it to purchase the Shares as provided herein.

4.2          Access.  Purchaser has been given full access to the assets, books, records, contracts and employees of the Company, and has been given the opportunity to meet with officers and other representatives of the Company for the purpose of investigating and obtaining information regarding the Company’s business, operations and legal affairs.

4.3          Authorization.  The execution, delivery and performance of this Agreement on behalf of Purchaser have been duly authorized by all necessary action on the part of Purchaser and, if applicable, its board of directors.

4.4          Brokers.  Purchaser has not retained any broker or finder in connection with any of the transactions contemplated by this Agreement, and Purchaser has not incurred or agreed to pay, or taken any other action that would entitle any person or entity to receive, any brokerage fee, finder’s fee or other similar fee or commission with respect to any of the transactions contemplated by this Agreement.

4.5          Acquisition.  Purchaser is acquiring its portion of the Shares for its own account and for investment, and not with a view to, or for sale in connection with, any distribution of the Shares.

5.                                      CONDITIONS TO CLOSING.

5.1          Conditions to Purchasers’ Obligations at each Closing.  Each Purchaser’s obligations to purchase and otherwise consummate the transactions that are to be consummated at each Closing are subject to the satisfaction of the following conditions (any of which may be waived by such Purchaser in whole or in part)

(a)           Accuracy of Representations and Warranties.  The representations and warranties of the Company set forth in Section 3 shall be accurate in all material respects as of each Closing Date, except to the extent that any of such representations and warranties refer specifically to a date other than the applicable Closing Date, and except as set forth on a Schedule of Exceptions.

(b)           Performance.  The Company shall have performed, in all material respects, all obligations required by this Agreement to be performed by the Company on or before the applicable Closing Date.

(c)           No Injunction.  There shall not be in effect at the applicable Closing Date any injunction or other binding order of any court or other tribunal having jurisdiction over Purchaser that prohibits the purchase of the Shares by Purchaser.

(d)           License Agreement.  Optimer and the Company shall have executed and delivered that certain Intellectual Property Assignment and License Agreement between such parties, of even date herewith (the “License Agreement”).

(e)           Stock Purchase Agreement.  Optimer and the other Purchasers shall have executed and delivered that certain Stock Purchase Agreement between such parties, of even date herewith (the “Stock Purchase Agreement”).

(f)            Assignment Agreements.  Optimer, the Company and The Scripps Research Institute shall have executed and delivered the Scripps Assignment (as defined in the License Agreement) and Optimer, the Company and the Memorial Sloan-Kettering Cancer Center shall have executed and delivered the MSKCC Assignment (as defined in the License Agreement).

5.2          Conditions to Obligations of the Company.  The Company’s obligation to issue and sell the Shares at each Closing is subject to the satisfaction, on or prior to the applicable Closing, of the following conditions:

(a)           Accuracy of Representations and Warranties.  The representations and warranties of each Purchaser set forth in Section 4 shall be accurate in all material respects as of the applicable Closing Date.

(b)           Performance.  Each Purchaser shall have performed, in all material respects, all obligations required by this Agreement to be performed by such Purchaser on or before the applicable Closing Date.

(c)           No Injunction.  There shall not be in effect at the applicable Closing Date any injunction or other binding order of any court or other tribunal having jurisdiction over the Company that prohibits the sale of any of the Shares to Purchasers.

(d)           License Agreement.  Optimer shall have executed and delivered the License Agreement.

(e)           Stock Purchase Agreement.  Optimer and the other Purchasers shall have executed and delivered the Stock Purchase Agreement.

(f)            Assignment Agreements.  The Scripps Research Institute shall have executed and delivered the Scripps Assignment and the Memorial Sloan-Kettering Cancer Center shall have executed and delivered the MSKCC Assignment.

6.                                      MISCELLANEOUS.

6.1          Governing Law; Arbitration.  This Agreement shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and performed entirely within California, without giving effect to conflict of law principles thereof.  The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of San Diego, California.  The foregoing notwithstanding, any dispute between the parties that cannot be resolved through good faith discussions shall be submitted to binding arbitration.  Any arbitration pursuant to this Section 6.1 shall be conducted in San Diego, California (or such other location upon which the parties may mutually agree) before a single arbitrator with Judicial Arbitration and Mediation Services, Inc. (“JAMS”) or its successor, pursuant to the applicable JAMS rules and procedures then in effect.  The arbitrator shall have the authority to compel adequate discovery for the resolution of the dispute, including, but not limited to, access to essential documents and witnesses.  The arbitrator shall issue a written arbitration decision setting forth his or her essential findings and conclusions and a statement of the award, which decision shall be final and binding on the parties.

6.2          Survival.  The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby.  All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.  The representations, warranties, covenants and obligations of the

Company, and the rights and remedies that may be exercised by the Purchasers, shall not be limited or otherwise affected by or as a result of any information furnished to, or any investigation made by or knowledge of, any of the Purchasers or any of their representatives.

6.3          Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the parties hereto and their respective successors, assigns, heirs, executors and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Shares specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such Shares in its records as the absolute owner and holder of such Shares for all purposes.

6.4          Entire Agreement.  This Agreement, the exhibits hereto and the exhibits thereto set forth the entire understanding of the parties hereto, and supersede all other agreements and understandings between the parties hereto, relating to the subject matter hereof and thereof.

6.5          Severability.  In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

6.6          Amendment and Waiver. This Agreement may be amended or modified, and the obligations of the Company and the rights of the holders of the Shares under this Agreement may be waived, only upon the written consent of the Company and the Majority Purchasers.

6.7          Delays or Omissions.  It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring.  It is further agreed that any waiver, permit, consent or approval of any kind or character on any party’s part of any breach, default or noncompliance under this Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

6.8          Waiver of Conflicts.  Each party to this Agreement acknowledges that Cooley Godward Kronish LLP (“Cooley”), outside general counsel to Optimer, has in the past performed and is or may now or in the future represent the Company in matters unrelated to the transactions contemplated by this Agreement (the “Financing”), including representation of the Company in matters of a similar nature to the Financing.  The applicable rules of professional conduct require that Cooley inform the parties hereunder of this representation and obtain their consent.  Cooley has served as outside general counsel to Optimer and has negotiated the terms of the Financing solely on behalf of Optimer.  Optimer, the Company and each Purchaser other than Optimer (“Other Purchasers”) hereby (a) acknowledge that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; (b) acknowledge that with respect to the Financing, Cooley has represented solely Optimer, and not the Company or any Other Purchasers or any stockholder, director or employee of Optimer, the Company or any Other Purchasers; and (c) gives its informed consent to Cooley’s representation of Optimer in the Financing.

6.9          Notices.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Company at the address as set forth on the signature page hereof and to any Purchaser at the address set forth on EXHIBIT A attached hereto or at such other address or electronic mail address as the Company or a Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

6.10        Attorneys’ Fees.  In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

6.11        Titles and Subtitles.  The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

6.12        Counterparts; Facsimile.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  Facsimile signatures shall have the same force and effect as originals.

6.13        Exculpation Among Purchasers.  Each Purchaser acknowledges that it is not relying upon any person, firm, or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company.  Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Shares.

6.14        Pronouns.  All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this FINANCING AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:

OPTIMER BIOTECHNOLOGY, INC.

By:	/s/ Youe-Kong Shue, Ph.D.
Name:	Youe-Kong Shue, Ph.D.
Title:	President & CEO
Address:	Room W1907, 19F, 3 Yuan Qu Street
Nankang Software Park
Taipei 115, Taiwan

[SIGNATURE PAGE TO FINANCING AGREEMENT]

PURCHASERS:

OPTIMER PHARMACEUTICALS, INC.

By:	/s/ Michael N. Chang
Name:	Michael N. Chang
Title:	CEO

NAME AND ADDRESS	FIRST CLOSING SHARES	FIRST CLOSING AGGREGATE PURCHASE PRICE	SECOND CLOSING SHARES	SECOND CLOSING AGGREGATE PURCHASE PRICE

OPTIMER PHARMACEUTICALS, INC. 10110 Sorrento Valley Rd., Suite C San Diego, CA 92121 Attn: John Prunty	11,880,000	NT $118,800,000	27,720,000	NT $277,200,000

[SIGNATURE PAGE TO FINANCING AGREEMENT]

PURCHASERS:

HUEI HONG INVESTMENT CO., LTD.

By:	/s/ Chuan-tai Cheng
Name:	Chuan-tai Cheng
Title:

NAME AND ADDRESS	FIRST CLOSING SHARES	FIRST CLOSING AGGREGATE PURCHASE PRICE	SECOND CLOSING SHARES	SECOND CLOSING AGGREGATE PURCHASE PRICE

HUEI HONG INVESTMENT CO., LTD. 11F, No. 308, Section 2, Bade Road Taipei 10492, Taiwan Attn: Frank Chen	1,188,000	NT $11,880,000	2,772,000	NT $27,720,000

[SIGNATURE PAGE TO FINANCING AGREEMENT]

PURCHASERS:

UNIMED INVESTMENT INC.
合一生技投資股份有限公司

By:	/s/ William Lu
Name:	William Lu
Title:	Chairman

NAME AND ADDRESS	FIRST CLOSING SHARES	FIRST CLOSING AGGREGATE PURCHASE PRICE	SECOND CLOSING SHARES	SECOND CLOSING AGGREGATE PURCHASE PRICE

UNIMED INVESTMENT INC. 合一生技投資股份有限公司 3F, No. 308, Section 2, Bade Road Taipei 10492, Taiwan Attn: Howard Lee	1,584,000	NT $15,840,000	3,696,000	NT $36,960,000

[SIGNATURE PAGE TO FINANCING AGREEMENT]

PURCHASERS:

E.SUN VENTURE CAPITAL CO., LTD.
玉山創業投資股份有限公司

By:	/s/ Nanchou Huang
Name:	Nanchou Huang
Title:	CEO

NAME AND ADDRESS	FIRST CLOSING SHARES	FIRST CLOSING AGGREGATE PURCHASE PRICE	SECOND CLOSING SHARES	SECOND CLOSING AGGREGATE PURCHASE PRICE

E.SUN VENTURE CAPITAL CO., LTD. 玉山創業投資股份有限公司 14F, No. 117, Section 3,Minsheng E. Road Taipei 10546, Taiwan Attn: Mike Tsai	950,400	NT $9,504,000	2,217,600	NT $22,176,000

[SIGNATURE PAGE TO FINANCING AGREEMENT]

PURCHASERS:

HUNG-MEI YEH
葉鴻美

By:	/s/ Hung-Mei Yeh
Name:	Hung-Mei Yeh
Title:

NAME AND ADDRESS	FIRST CLOSING SHARES	FIRST CLOSING AGGREGATE PURCHASE PRICE	SECOND CLOSING SHARES	SECOND CLOSING AGGREGATE PURCHASE PRICE

HUNG-MEI YEH 葉鴻美 14F, No. 117, Section 3,Minsheng E. Road Taipei 10546, Taiwan Attn: Mike Tsai	237,600	NT $2,376,000	554,400	NT $5,544,000

[SIGNATURE PAGE TO FINANCING AGREEMENT]

PURCHASERS:

SINOPAC VENTURE CAPITAL CORPORATION
永豐創業投資股份有限公司

By:	/s/ Kuo Chi Yu
Name:	Kuo Chi Yu
Title:	Chairman

NAME AND ADDRESS	FIRST CLOSING SHARES	FIRST CLOSING AGGREGATE PURCHASE PRICE	SECOND CLOSING SHARES	SECOND CLOSING AGGREGATE PURCHASE PRICE

SINOPAC VENTURE CAPITAL CORPORATION 永豐創業投資股份有限公司 6F, No. 306, Section 2, Bade Road Taipei 10492, Taiwan Attn: Eric Chin	792,000	NT $7,920,000	1,848,000	NT $18,480,000

[SIGNATURE PAGE TO FINANCING AGREEMENT]

PURCHASERS:

Futai Investment Co., Ltd.
富鈦投資股份有限公司

By:	/s/ Wei-hsu Tan
Name:	Wei-hsu Tan
Title:

NAME AND ADDRESS	FIRST CLOSING SHARES	FIRST CLOSING AGGREGATE PURCHASE PRICE	SECOND CLOSING SHARES	SECOND CLOSING AGGREGATE PURCHASE PRICE

Futai Investment Co., Ltd. 富鈦投資股份有限公司 1F., No.321, Sec. 2, Shipai Road Beitou Dist. 11267, Taipei Taiwan Attn: Connie Hsu	792,000	NT $7,920,000	1,848,000	NT $18,480,000

[SIGNATURE PAGE TO FINANCING AGREEMENT]

PURCHASERS:

GLOBAL STRATEGIC INVESTMENT INC.

By:	/s/ Shih-Chien Yang
Name:	Shih-Chien Yang
Title:	Chairman

NAME AND ADDRESS	FIRST CLOSING SHARES	FIRST CLOSING AGGREGATE PURCHASE PRICE	SECOND CLOSING SHARES	SECOND CLOSING AGGREGATE PURCHASE PRICE

GLOBAL STRATEGIC INVESTMENT INC. 9F, No. 65, Tun Hwa South Road, Sec. 2 Taipei 106, Taiwan Attn: David Cheng	792,000	NT $7,920,000	1,848,000	NT $18,480,000

[SIGNATURE PAGE TO FINANCING AGREEMENT]

PURCHASERS:

FUBON FINANCIAL HOLDING VENTURE CAPITAL CORP.
富邦金控創業投資股份有限公司

By:	/s/ Chu Hsin Lee
Name:	Chu Hsin Lee
Title:	President

NAME AND ADDRESS	FIRST CLOSING SHARES	FIRST CLOSING AGGREGATE PURCHASE PRICE	SECOND CLOSING SHARES	SECOND CLOSING AGGREGATE PURCHASE PRICE

Fubon Financial Holding Venture Capital Corp. 富邦金控創業投資股份有限公司 8F, 108, Section 1, Tun Hwa South Road Taipei 10557, Taiwan Attn: Mei-Ann Liu	792,000	NT $7,920,000	1,848,000	NT $18,480,000

[SIGNATURE PAGE TO FINANCING AGREEMENT]

PURCHASERS:

CHENG HSU JEAN

By:	/s/ Cheng Hsu Jean
Name:	Cheng Hsu Jean
Title:

NAME AND ADDRESS	FIRST CLOSING SHARES	FIRST CLOSING AGGREGATE PURCHASE PRICE	SECOND CLOSING SHARES	SECOND CLOSING AGGREGATE PURCHASE PRICE

Cheng Hsu Jean 4F, No. 6, alley 33, Lane 361, Wu-hsin Street Taipei 110, Taiwan	792,000	NT $7,920,000	1,848,000	NT $18,480,000

[SIGNATURE PAGE TO FINANCING AGREEMENT]

EXHIBIT A

SCHEDULE OF PURCHASERS

NAME AND ADDRESS	FIRST CLOSING SHARES	FIRST CLOSING AGGREGATE PURCHASE PRICE	SECOND CLOSING SHARES	SECOND CLOSING AGGREGATE PURCHASE PRICE

OPTIMER PHARMACEUTICALS, INC. 10110 Sorrento Valley Rd., Suite C San Diego, CA 92121 Attn: John Prunty	11,880,000	NT $118,800,000	27,720,000	NT $277,200,000

HUEI HONG INVESTMENT CO., LTD. 11F, No. 308, Section 2, Bade Road Taipei 10492, Taiwan Attn: Frank Chen	1,188,000	NT $11,880,000	2,772,000	NT $27,720,000

UNIMED INVESTMENT INC. 合一生技投資股份有限公司 3F, No. 308, Section 2, Bade Road Taipei 10492, Taiwan Attn: Howard Lee	1,584,000	NT $15,840,000	3,696,000	NT $36,960,000

E.SUN VENTURE CAPITAL CO., LTD. 玉山創業投資股份有限公司 14F, No. 117, Section 3,Minsheng E. Road Taipei 10546, Taiwan Attn: Mike Tsai	950,400	NT $9,504,000	2,217,600	NT $22,176,000

HUNG-MEI YEH 葉鴻美 14F, No. 117, Section 3,Minsheng E. Road Taipei 10546, Taiwan Attn: Mike Tsai	237,600	NT $2,376,000	554,400	NT $5,544,000

SINOPAC VENTURE CAPITAL CORPORATION 永豐創業投資股份有限公司 6F, No. 306, Section 2, Bade Road Taipei 10492, Taiwan Attn: Eric Chin	792,000	NT $7,920,000	1,848,000	NT $18,480,000

Futai Investment Co., Ltd. 富鈦投資股份有限公司 1F., No.321, Sec. 2, Shipai Road Beitou Dist. 11267, Taipei Taiwan Attn: Connie Hsu	792,000	NT $7,920,000	1,848,000	NT $18,480,000

GLOBAL STRATEGIC INVESTMENT INC. 9F, No. 65, Tun Hwa South Road, Sec. 2 Taipei 106, Taiwan Attn: David Cheng	792,000	NT $7,920,000	1,848,000	NT $18,480,000

FUBON FINANCIAL HOLDING VENTURE CAPITAL CORP. 富邦金控創業投資股份有限公司 8F, 108, Section 1, Tun Hwa South Road Taipei 10557, Taiwan Attn: Mei-Ann Liu	792,000	NT $7,920,000	1,848,000	NT $18,480,000

Cheng Hsu Jean 4F, No. 6, alley 33, Lane 361, Wu-hsin Street Taipei 110, Taiwan	792,000	NT $7,920,000	1,848,000	NT $18,480,000

TOTAL:	19,800,000	NT $198,000,000	46,200,000	NT $462,000,000

EXHIBIT B

MILESTONES

1.                                         Filing of an investigational new drug application (“IND”) or equivalent thereof with the appropriate regulatory authority in Taiwan and the initiation of a Phase 2/3 trial for OPT-822/821.

2.             Filing of an IND with the U.S. Food and Drug Administration for OPT-88.